SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

Mentor Graphics Corporation

(Name of Registrant as Specified In Its Charter)

Casablanca Special Opportunities Fund I, LLC
Casablanca Capital I LLC
Casablanca Capital LLC
Donald G. Drapkin
Douglas Taylor
Francisco D'Agostino
Element Multi Strategy Fund Ltd.
Element Capital Advisors Ltd.
Her Majesty the Queen in Right of the Province of Alberta as represented by Alberta Investment Management Corporation
Arthur Becker
Michael Barr

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On February 14, 2011, Casablanca Special Opportunities Fund I, LLC, Casablanca Capital I LLC, Casablanca Capital LLC, Donald G. Drapkin, Douglas Taylor, Francisco D'Agostino, Element Multi Strategy Fund Ltd., Element Capital Advisors Ltd. and Her Majesty the Queen in Right of the Province of Alberta as represented by Alberta Investment Management Corporation (the “Reporting Persons”) filed an amendment to their Schedule 13D related to Mentor Graphics Corporation that included an update to Item 4 stating the following:

“PURPOSE OF TRANSACTION

Item 4 of the Schedule 13D is amended and supplemented to add the following information for updating as of the date hereof:

On February 11, 2011, Casablanca Fund, in compliance with the bylaws of the Issuer (the "Bylaws"), submitted its formal notice of intent to nominate directors at the 2011 annual meeting of shareholders of the Issuer (including any adjournment or postponement thereof or any special meeting held in lieu thereof, the "Annual Meeting") (the "Notice").   The Notice states that the Casablanca Fund intends to nominate for election as directors of the Issuer: (i) Mr. Drapkin; (ii) Arthur Becker and (iii) Michael Barr (each a “Nominee” and together the “Nominees”).  A copy of the Notice is filed as Exhibit 5 to the Schedule 13D and is incorporated herein by reference.

The Reporting Persons believe that the Nominees are highly-qualified and proven executives with extensive experience in finance, investments and key areas of the Company's business, and that each Nominee will bring much-needed insight, accountability and fresh and relevant perspectives to the Board.

The description of the Notice in this Schedule 13D is qualified in its entirety by reference to the full text of the Notice, which is incorporated by reference herein.

The Reporting Persons currently intend to conduct a proxy solicitation to elect the Nominees to the Issuer's board of directors."

A copy of the Shareholder Notice of Intent to Nominate Persons for Election as Directors of Mentor Graphics Corporation is filed herewith as Exhibit 1.

Information regarding the Participants in a solicitation of proxies with respect to the Issuer’s 2011 annual meeting of shareholders set forth in Exhibit 2 of the Schedule 14A filed by the Reporting Persons on February 8, 2011 is incorporated herein by reference.  Additional information with respect to the Participants is filed herewith as Exhibit 2.

A press release issued February 14, 2011 is filed herewith as Exhibit 3.

EXHIBIT 1

The following is the Shareholder Notice of Intent to Nominate Persons for Election as Directors of Mentor Graphics Corporation that was sent to Mentor Graphics Corporation by Casablanca Special Opportunities Fund I, LLC on February 11, 2011.

ALL SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CASABLANCA SPECIAL OPPORTUNITIES FUND I, LLC, CASABLANCA CAPITAL I LLC, CASABLANCA CAPITAL LLC, DONALD G. DRAPKIN, DOUGLAS TAYLOR, FRANCISCO D'AGOSTINO, ELEMENT MULTI STRATEGY FUND LTD., ELEMENT CAPITAL ADVISORS LTD., HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF ALBERTA AS REPRESENTED BY ALBERTA INVESTMENT MANAGEMENT CORPORATION, ARTHUR BECKER AND MICHAEL BARR (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT THE 2011 ANNUAL MEETING OF SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN EXHIBIT 2 TO THE SCHEDULE 14A FILED BY THE PARTICIPANTS WITH THE SEC ON FEBRUARY 8, 2011 AND EXHIBIT 2 TO THE SCHEDULE 14A FILED WITH THE SEC BY THE PARTICIPANTS ON FEBRUARY 14, 2011.  THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

Casablanca Special Opportunities Fund I, LLC
450 Park Avenue, Suite 1403
New York, New York 10022

February 11, 2011

BY EMAIL, HAND DELIVERY & FEDEX

MENTOR GRAPHICS CORPORATION
8005 S.W. BOECKMAN ROAD
WILSONVILLE, OR 97070-7777
Attn: Mr. Dean Freed, Secretary

Re:	Shareholder Notice of Intent to Nominate Persons for Election as Directors of Mentor Graphics Corporation (the "Company")

Dear Mr. Freed:

Casablanca Special Opportunities Fund I, LLC, a Delaware limited liability company (the "Casablanca Special Opportunities" or the "Record Holder") hereby submits this notice (this "Notice") and annexes hereto on the date hereof pursuant to the provisions (the "Bylaw Provisions") set forth in Section 1.12 of the Bylaws of the Company (the "Bylaws"), filed as Exhibit 3.(B) to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 15, 2009.  The purpose of this Notice, as more fully set forth herein, is to provide notice to the Company of the Record Holder's intent to nominate persons for election to the Board of Directors of the Company (the "Board") at the 2011 annual meeting of shareholders of the Company (including any adjournment or postponement thereof or any special meeting held in lieu thereof, the "Annual Meeting").  Pursuant to the Bylaw Provisions, (i) certain information relating to the Record Holder and related beneficial owners of Shares (as defined below) is set forth in Annex A hereto; (ii) an agreement between the Record Holder and each of the Nominees regarding such Nominee’s rights and obligations in connection with serving as a Nominee is attached in Annex B hereto; (iii) certain information regarding the Nominees is set forth in Annex C attached hereto; and (iv) a consent signed by each Nominee evidencing a willingness to be named in the proxy statement and to serve as a director if elected is set forth in Annex D attached hereto.

The Record Holder believes that the business address, as it appears on the Company's books, for Casablanca Special Opportunities is 450 Park Avenue, Suite 1403, New York, NY 10022.  The Record Holder owns shares as follows: Casablanca Special Opportunities is the record owner of 1,000 shares and is the direct beneficial owner of such shares of common stock, no par value per share, of the Company (the "Shares"), as well as the direct beneficial owner of 572,683 additional Shares.  The Record Holder and certain related parties identified on Annex A (together with the Nominees (as defined below) collectively, the "Participants") may be deemed to be members of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), which group (and the members thereof) may be deemed to "beneficially own" (within the meaning of Rule 13d-3 under the Exchange Act) an aggregate of 6,013,344 Shares as more fully described in Annex A. Such beneficial ownership represents, in the aggregate, approximately 5.5% of the voting common stock of the Company.  Share ownership is provided in this Notice as of the close of business on February 10, 2011.

The Record Holder hereby represents that it (i) is a holder of record of Shares entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting (a) to nominate for election as directors of the Company the persons named below and (b) if applicable, to nominate for election as directors of the Company one or more Additional Nominees or Alternate Nominees (as defined below), (ii) (a) is a shareholder of record on the date of the delivery of this Notice and (b) will be entitled to vote at such meeting; and (iii) is, together with the beneficial owners identified in Annex A, part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to elect the Nominees (as defined below) and to solicit proxies from shareholders in support of the Record Holder's nomination.

The Record Holder intends to nominate for election as directors of the Company the following individuals: Mr. Donald G. Drapkin, Mr. Arthur Becker and Mr. Michael Barr (together, the "Nominees").  Pursuant to the Bylaw Provisions, certain information relating to each Nominee and each other Participant is set forth in the body of this Notice and in the Annexes hereto.

It is anticipated that certain regular employees of the Participants will also participate in the solicitation of proxies in support of the Nominees.  Such employees will receive no additional consideration if they assist in the solicitation of proxies.  It is anticipated that proxies will be solicited by mail, courier services, Internet advertising, e-mail, telephone, facsimile or in person.  The Participants may retain the services of a professional services firm for consulting and analytic services and solicitation services in connection with the solicitation of proxies.  The terms of such engagement, the anticipated costs involved in the solicitation and number of employees or other agents to be employed will be finalized only when such firm is selected and engaged.  It is anticipated that the costs related to this solicitation of proxies, including expected expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by the Participants.  The Participants do not intend to seek reimbursement from the Company for such expenses, even if the Nominees, or any of them, are elected, in the interest of conserving the Company's capital for the benefit of all shareholders.

As of the date hereof, to the knowledge of the Record Holder, based on information contained in the Company's Proxy Statement filed on May 28, 2010 for use in connection with the Annual Meeting of Shareholders held on July 1, 2010 the Record Holder is assuming that 8 directors are to be elected at the Annual Meeting.  The Record Holder reserves the right to nominate additional persons to be elected (each, an "Additional Nominee"), for any reason, including, without limitation, if more than 8 directors are to be elected at the Annual Meeting.  Additionally, if, for any reason, including, without limitation, death or disability, any Nominee or any Additional Nominee is unable or unwilling to stand for election at the Annual Meeting, the Record Holder reserves the right to nominate one or more alternate nominees, as applicable, in place of the Nominee or Additional Nominee (each, an "Alternate Nominee").  Furthermore, the Record Holder reserves the right to increase or decrease the number of nominees and, in the case that the Record Holder increases the number of nominees, to identify additional individuals to be nominated.

In either event, the Record Holder will give notice to the Company of its intent to nominate any Additional Nominee or Alternate Nominee at the Annual Meeting.  Except where the context otherwise requires, the term "Nominee" as used in this Notice shall be deemed to include one or more Additional Nominees or Alternate Nominees, as applicable.

The Nominees have entered into a nominee agreement pursuant to which the Record Holder has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting, and to defend and indemnify such Nominee against, and with respect to, any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the board of directors of the Company and the solicitation of proxies in support of their election.  The Nominees party to such agreements do not receive any compensation under the nominee agreements and will not receive any compensation from the Record Holder or its affiliates for their services as directors of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company's practices for services of non-employee directors.

2

Each Participant, Nominee and each of their associates has an interest in the election of directors at the Annual Meeting, as applicable, through the beneficial ownership of Shares as described on Annex A, and/or as a party to a nominee agreement.  Except as disclosed in this Notice, no Nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be brought before the Annual Meeting pursuant to this Notice.  If elected, each of the Nominees would be considered an independent director of the Company under (i) the NASDAQ Stock Market Rules and (ii) paragraph (a)(1) of Item 407 of Regulation S-K.

Except as disclosed in this Notice, there are no arrangements or understandings between the Record Holder and any Nominees or any other person or persons with respect to the Record Holder's nomination of any Nominees.   None of the Nominees during any time since January 31, 2010 was a person subject to Section 16 of the Exchange Act with respect to the Company.

The Record Holder hereby states with respect to each Participant or each Nominee, as applicable, that, to the knowledge of the Record Holder, other than as disclosed in this Notice:

(i)
each Nominee is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

(ii)
(a) each Nominee has no position or office with the Company, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee; (b) neither such Nominee nor any of his "associates" (which term, for purposes of this Notice, shall have the meaning ascribed thereto in Rule 14a-1 of Regulation 14A of the Exchange Act) nor any other Participants have any arrangement or understanding with any person with respect to (1) any future employment by the Company or its affiliates or (2) any future transactions to which the Company or any of its affiliates will or may be a party; (c) there were no transactions since January 31, 2010 nor are there any currently proposed involving such Nominee or any of his associates in which the Company was or is to be a participant and in which such Nominee, any of his associates, or any of their respective immediate family members or any persons sharing their respective households, have or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended ("Regulation S-K"); and (d) there are no material proceedings to which such Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries;

(iii)	none of the entities or organizations referred to in Annex C with which any Nominee has been involved during the past five years is a parent, subsidiary or other affiliate of the Company;

(iv)
except as set forth in Annex A or Annex E, as applicable, (a) such Participants and each of its or his associates is not a record owner or direct or indirect beneficial owner of any securities of the Company or any parent or subsidiary of the Company; and (b) such Participant has not purchased or sold any securities of the Company within the past two years;

(v)
neither any Nominee nor any of his associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company's last completed fiscal year, or is subject to any other compensation arrangement described in Item 402 of Regulation S-K; and

(vi)
(a) there are no relationships involving such Nominee or any of his associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had that Nominee been a director of the Company; (b) there are no events required to be disclosed under Item 401(f) of Regulation S-K that have occurred during the past ten years and that are material to an evaluation of the ability or integrity of any Nominee; (c) there are no "family relationships" (as defined in Section 401(d) of Regulation S-K) between any Nominee and any director or executive officer of the Company or person known to the Record Holder to be nominated by the Company to become a director or executive officer; and (d) such Participant has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) in the past ten years.

3

The Record Holder understands that certain information regarding the Annual Meeting (including, but not limited to, the record date, voting shares outstanding and date, time and place of the Annual Meeting) and the Company (including, but not limited to, its various committees and proposal deadlines and the beneficial ownership of the Company's securities) will be set forth in the Company's proxy statement on Schedule 14A, to be filed with the SEC by the Company with respect to the Annual Meeting, and in certain other SEC filings made or to be made by the Company and third parties under Sections 13 and 16 of the Exchange Act.  To the extent the Company believes any such information is required to be set forth herein, the Record Holder hereby refers the Company to such filings.  The Record Holder accepts no responsibility for any information set forth in any such filings not made by the Record Holder.

The Annexes are hereby incorporated into and made a part of this Notice.  Accordingly, all matters disclosed in any part of this Notice, including the Annexes, shall be deemed disclosed for all purposes of this Notice.  All capitalized terms appearing in one of the Annexes that are not defined in such Annex shall have the meaning given in the body of this Notice or in another of the Annexes, as applicable.

The Record Holder believes that this Notice is sufficient to provide adequate notice and information to the Company regarding the intended nomination of the Nominees and complies with all notification and other requirements applicable to the Company, if any.  If, however, you believe that this Notice for any reason does not comply with such requirements or is otherwise insufficient or defective in any respect, the Record Holder requests that you so notify it on or prior to 9:00 a.m. (Eastern Standard Time) on February 14, 2011 by contacting Douglas Taylor of Casablanca Capital LLC by telephone at (212) 461-6130 or David Rosewater, Esq. of Schulte Roth & Zabel LLP by telephone at (212) 756-2208, or by facsimile at (212) 593-5955.  Please be advised that, notwithstanding the compliance by the Record Holder with the Bylaw Provisions, neither the delivery of this Notice in accordance with the terms of the Bylaw Provisions nor the delivery of additional information, if any, provided by or on behalf of the Record Holder, any of its affiliates or any Nominee to the Company, from and after the date hereof shall be deemed to constitute an admission by the Record Holder, any of its affiliates or any Nominee, that this Notice is in any way defective or as to the legality or enforceability of any particular provision of the Bylaws or any other matter or a waiver by the Record Holder, any of its affiliates or any Nominee, of its right to, in any way, contest or challenge the enforceability thereof or of any other matter.

4

Very truly yours,

CASABLANCA SPECIAL OPPORTUNITIES FUND I, LLC

By:	CASABLANCA CAPITAL LLC, its Investment Manager

By:	/s/ Douglas Taylor
Name: Douglas Taylor
Title: Chief Executive Officer

5

ANNEX A

Information about the Record Holder and certain related parties

The Record Holders and the other parties referenced in this Annex A may be deemed to beneficially own, in the aggregate, 6,013,344 Shares, representing approximately 5.5% of the Company's outstanding voting Shares.  Share ownership is reported as of February 10, 2011.  The percentages used herein are based upon 109,672,191 Shares outstanding as of December 3, 2010, as reported in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on December 10, 2010.

Of the 6,013,344 Shares owned in the aggregate by the Record Holders and such other parties, such Shares may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act as used throughout this Annex A) as follows:

(a) 573,683 Shares (of which 1,000 Shares are owned of record), representing approximately 0.5% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Casablanca Special Opportunities Fund I, LLC, a Delaware limited liability company (the "Casablanca Special Opportunities"),

(b) 573,683 Shares (of which 0 Shares are owned of record), representing approximately 0.5% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Casablanca Capital I LLC, a Delaware limited liability company ("Casablanca I"), by virtue of it being the managing member of Casablanca Special Opportunities;

(c) 746,352 Shares (of which 0 Shares are owned of record), representing approximately 0.7% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Casablanca Capital LLC, a Delaware limited liability company ("Casablanca"), by virtue of it being the investment manager to Casablanca Special Opportunities and to managed accounts on behalf of investment advisory clients (the "Managed Accounts");

(d) 771,762 Shares, representing approximately 0.7% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Donald G. Drapkin ("Mr. Drapkin"), by virtue of his being a principal of Casablanca Special Opportunities and member of the management committee and Chairman of Casablanca and with respect to the Shares held by him directly (of which 0 Shares are owned of record);

(e) 746,352 Shares (of which 0 Shares are owned of record), representing approximately 0.7% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Douglas Taylor ("Mr. Taylor"), by virtue of his being a principal of Casablanca Special Opportunities and member of the management committee and Chief Executive Officer of Casablanca;

(f) 782,652 Shares (of which 0 Shares are owned of record), representing approximately 0.7% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Francisco D'Agostino ("Mr. D'Agostino", and together with Casablanca Special Opportunities, Casablanca I, Casablanca, Mr. Drapkin, and Mr. Taylor, the "Casablanca Reporting Persons"), by virtue of his being President and Managing Director of Element Advisor (as defined below), director of the Element Fund (as defined below), a principal of Casablanca Special Opportunities and member of the management committee and President of Casablanca;

A-1

(g) 36,300 Shares (of which 0 Shares are owned of record), representing approximately 0.0% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Element Multi Strategy Fund Ltd., a Cayman Islands exempted company (the "Element Fund"),

(h) 36,300 Shares (of which 0 Shares are owned of record), representing approximately 0.0% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Element Capital Advisors Ltd., a business company organized under the laws of the British Virgin Islands ("Element Advisor", and together with the Element Fund and Mr. D'Agostino, the "Element Reporting Persons"), with respect to the Shares deemed beneficially owned by the Element Fund,

(i) 5,205,282 Shares (of which 0 Shares are owned of record), representing approximately 4.7% of the Company's outstanding voting Shares, may be deemed to be beneficially owned by Her Majesty the Queen in Right of the Province of Alberta as represented by Alberta Investment Management Corporation ("AIMCo", and together with the Casablanca Reporting Person and the Element Reporting Person, the "Parties"), a body corporate established under the Alberta Investment Management Corporation Act R.S.A. c. A-26.5 (2007) (the “Alberta Investment Management Corporation Act”), with respect to the Shares held on behalf of clients for which AIMCo serves as investment manager.

The Casablanca Reporting Persons, the Element Reporting Persons and AIMCo are hereinafter collectively (without duplication) referred to as the “Reporting Persons”.

The principal office address for Casablanca Special Opportunities, Casablanca I and Casablanca is 450 Park Avenue, Suite 1403, New York, NY 10022.  The principal office address of AIMCo is 1100-10830 Jasper Avenue, Edmonton, Alberta, T5J 2B3.  The principal office address of the Element Fund and Element Advisor is Avenida Federico Boyd con Calle 49, Edificio Alfaro Piso 4  Oficina 4-A, Apartado 0832-00998, Panama Panama.

The business address for Mr. Drapkin and Mr. Taylor is 450 Park Avenue, Suite 1403, New York, NY 10022.  The business addresses for Mr. D'Agostino are: 450 Park Avenue, Suite 1403, New York, NY 10022 and Avenida Federico Boyd con Calle 49, Edificio Alfaro Piso 4  Oficina 4-A, Apartado 0832-00998, Panama Panama.

The principal business of (i) Casablanca Special Opportunities is to serve as a pooled investment vehicle exempt from registration under the Investment Company Act of 1940, as amended, (ii) Casablanca I is to serve as managing member of Casablanca Special Opportunities, (iii) Casablanca is to serve as an investment advisor, exempt from registration with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), on behalf of various clients, including individuals and institutions, (iv) AIMCo is, pursuant to the Alberta Investment Management Corporation Act, to provide investment management services for a diverse group of Alberta public sector clients, including Alberta public sector pension plans and provincial endowment funds, (v) the Element Fund is to serve as a private investment exempted company, and (vi) Element Advisor is to serve as investment advisor to the Element Fund.

Mr. Drapkin and Mr. Taylor are citizens of the United States of America, and Mr. D'Agostino is a citizen of Spain.  Each of Mr. Drapkin, Mr. Taylor and Mr. D'Agostino, as members of Casablanca's management committee, are in a position to indirectly determine the voting and investment decisions regarding the Company's securities held by Casablanca's investment advisory clients, including Casablanca Special Opportunities.

A-2

Mr. D'Agostino, as President and Managing Director of Element Advisor is in a position to indirectly determine the voting and investment decisions regarding the Company’s securities held by the Element Fund.

Casablanca has entered into investment advisory agreements with respect to securities of the Company with (i) Tensor Opportunity Limited on November 17, 2010, (ii) Caselton Investments LLC on November 29, 2010, (iii) Dustin A. Moskovitz TTEE Dustin A. Moskovitz Trust DTD 12/27/05 on December 15, 2010, and (iv) Daly Gamma Limited Partnership on December 15, 2010 (collectively, the "Casablanca Investment Advisory Agreements").

The Casablanca Investment Advisory Agreements grant Casablanca discretion to (i) vote, tender or convert any stock, securities or other property related to the Shares, (ii) execute proxies, waivers or other consents with respect to the Shares and in such connection, endorse securities related to the Shares, (iii) take action with respect to any plan of reorganization or similar corporate transaction requiring shareholder votes, and (iv) generally, to exercise the rights, powers and privileges with respect to the Shares held by an investment client. The Casablanca Investment Advisory Agreements provide that the clients will pay Casablanca all fees and expenses related to the account, a management fee of up to 2% per annum of the client's total capital invested, and an incentive fee of up to 20% of cash available for distributions after such client has received distributions equal to its total capital invested. The description of the Casablanca Investment Advisory Agreements is qualified in its entirety by reference to the full text of the form of Casablanca Investment Advisory Agreement, a copy of which is attached as Exhibit 2 to the Schedule 13D filed by the Reporting Persons with the Securities and Exchange Commission on February 3, 2011 (as amended, “Schedule 13D”), and is incorporated by reference herein.

In addition, on November 9, 2010, AIMCo and Casablanca entered into an investment advisory agreement (the "AIMCo Investment Advisory Agreement") whereby Casablanca was appointed as an investment advisor to AIMCo for the purpose of providing investment recommendations regarding the Shares.  Under the agreement, AIMCo agrees to follow recommendations provided by Casablanca with regards to (i) voting, tendering or converting securities of the Company held by AIMCo clients, (ii) executing waivers or other consents with respect to the securities of the Company held by AIMCo clients, (iii) taking actions with respect to any plan of reorganization or similar corporate transaction requiring shareholder votes, and (iv) generally, exercising all rights, powers, and privileges with respect to the securities of the Company held by AIMCo clients.  However, AIMCo retains the right to make the final decision or to take action with respect to the securities of the Company where AIMCo deems, in its sole discretion, appropriate. The AIMCo Investment Advisory Agreement also provides that AIMCo clients will commit up to $150 million for investments in the Company, and will pay Casablanca, certain fees and expenses related to clients for which AIMCo serves as investment manager, and an incentive fee of 15% of distributions after AIMCo clients have received distributions equal to their total capital invested plus a preferred cumulative return on such total capital invested of 8 percent per annum, compounded annually. The description of the AIMCo Investment Advisory Agreement is qualified in its entirety by reference to the full text of the AIMCo Investment Advisory Agreement, which is included as Exhibit 3 to the Schedule 13D, and is incorporated by reference herein.

On or about October 25, 2010, Casablanca and Royal Oak Consultants Group ("Royal Oak") entered into an oral arrangement for Royal Oak to provide services to Casablanca in connection with obtaining capital commitments for investments in Casablanca Special Opportunities or other investments in respect of the Issuer's securities. As consideration of such services, Casablanca agreed to pay Royal Oak 15% of any realized net gains on Shares or other securities in respect of the Issuer acquired for certain of the managed accounts, including puts, calls, swaps and other derivates.

A-3

The  members of  Casablanca  Special  Opportunities, together  with Casablanca  I, as  managing  member, entered  into The Amended  and  Restated  Operating  Agreement  of  Casablanca Special Opportunities Fund I, LLC (the "Casablanca Fund Operating Agreement").  The Casablanca Operating Agreement provides that the purpose of Casablanca Special Opportunities is, among other things, to make equity and equity-related investments in the Issuer. Under the agreement, all of the rights to conduct the business of Casablanca Special Opportunities are exclusively vested in Casablanca I. Casablanca, as investment manager, was appointed by Casablanca I to negotiate, execute and deliver all documents and agreements on behalf of Casablanca Special Opportunities and to acquire, dispose of or otherwise take action with respect to or affecting Casablanca Special Opportunities' investment in the Issuer. The Casablanca Fund Operating Agreement also provides that Casablanca Special Opportunities will pay Casablanca I and Casablanca certain fees and expenses related to Casablanca Special Opportunities.  Casablanca Special Opportunities will also pay Casablanca I an incentive fee of 20% of distributions after the members of the Casablanca Special Opportunities have received distributions equal to their total proportionate investment in the fund.

Finally, the Casablanca Reporting Person, the Element Reporting Persons and AIMCo are parties to a Joint Filing Agreement, which is included as Exhibit 1 to the Schedule 13D, and is incorporated by reference herein.

Other than as described herein, to the best knowledge of the Parties there are no contracts, arrangements, understandings or relationships among the Parties, and between any such persons and any other person, with respect to any securities of the Company, including but not limited to, transfer and voting of any of the securities of the Company, joint ventures, loan or option arrangements, put or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies or a pledge or contingency the occurrence of which would give another person voting power or investment power over the securities of the Company.

The Parties may be deemed to have formed a "group," within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.  Collectively, the group (and each member thereof) may be deemed to have beneficial ownership of a combined 5.5% of the Shares.

All information contained in this Annex A and in this Notice has been or will be publicly filed by the Reporting Persons with the SEC on Schedule 13D, or amendments thereto, no later than February 14, 2011.

A-4

ANNEX B

Nominee Agreements between the Record Holders and the Nominees

Casablanca Special Opportunities Fund I, LLC
c/o Casablanca Capital LLC
450 Park Avenue, Suite 1403
New York, New York 10022

February 10, 2011

Donald G. Drapkin
450 Park Avenue, Suite 1403
New York, NY 10022

Dear Mr. Drapkin:

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") of Casablanca Special Opportunities Fund I, LLC (the "Nominating Party"), to stand for election as a director of Mentor Graphics Corporation ("Mentor") in connection with a proxy solicitation (the "Proxy Solicitation") to be conducted by the undersigned and certain related parties in respect of the 2011 annual meeting of stockholders of Mentor expected to be held on May 12, 2011 (including any adjournment or postponement thereof or any special meeting held in lieu thereof, the "Annual Meeting").  You further agree to serve as a director of Mentor if elected.  The undersigned agrees on behalf of the Nominating Party to pay the costs of the Proxy Solicitation.

You understand that it may be difficult, if not impossible, to replace a nominee who, such as yourself, has agreed to serve on the Slate and, if elected, as a director of Mentor if such nominee later changes his mind and determines not to serve on the Slate or, if elected, as a director of Mentor.  Accordingly, the undersigned is relying upon your agreement to serve on the Slate and, if elected, as a director of Mentor.  In that regard, you are being supplied with a questionnaire (a "Questionnaire") in which you will provide the undersigned with information necessary for the Nominating Party to make appropriate disclosure to Mentor and for the undersigned to use in creating the proxy materials to be sent to stockholders of Mentor and filed with the Securities and Exchange Commission in connection with the Proxy Solicitation.  You agree that (i) you will promptly complete and sign the Questionnaire and return it to the person indicated therein, and (ii) your responses in the Questionnaire will be true, complete and correct in all respects.  In addition, you agree that, concurrently with your execution of this letter, you will execute and return to the person indicated in the Questionnaire the attached instrument confirming that you consent to being nominated for election as a director of Mentor and, if elected, consent to serving as a director of Mentor.  Upon being notified that we have chosen you, we may forward your consent and completed Questionnaire (or summaries thereof) to Mentor, and we may at any time, in our discretion, disclose such information, as well as the existence and contents of this letter.

B-1

The undersigned agrees on behalf of the Nominating Party that, so long as you actually serve on the Slate, the undersigned will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Mentor on the Slate.  Your right of indemnification hereunder shall continue after the Annual Meeting has taken place but only for events that occurred prior to the Annual Meeting and subsequent to the date hereof.  Anything to the contrary herein notwithstanding, the undersigned is not indemnifying you for any action taken by you or on your behalf that occurs prior to the date hereof or subsequent to the conclusion of the Proxy Solicitation or such earlier time as you are no longer a nominee on the Slate for election to Mentor's Board of Directors or for any actions taken by you as a director of Mentor, if you are elected.

Nothing herein shall be construed to provide you with indemnification (i) if you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Solicitation unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; (ii) if you acted in a manner that constitutes gross negligence or willful misconduct; or (iii) if you provided false or misleading information, or omitted material information, in the Questionnaire or otherwise in connection with the Proxy Solicitation.  You shall promptly notify the undersigned in writing in the event of any third-party claims actually made against you or known by you to be threatened if you intend to seek indemnification hereunder in respect of such claims.  In addition, with respect to any such claim, the undersigned shall be entitled to control your defense with counsel chosen by the undersigned, which shall be reasonably acceptable to you.  If the undersigned fails to hire counsel with respect to any such claim, you may hire counsel for your defense at the expense of the undersigned.  The undersigned shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent.  However, the undersigned may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Mentor all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duties, as applicable, to Mentor and to the stockholders of Mentor and, as a result, that there is, and can be, no agreement between you and the undersigned that governs the decisions which you will make as a director of Mentor.

This letter sets forth the entire agreement between the undersigned and you as to the subject matter contained herein, and cannot be amended, modified or terminated except by a writing executed by the undersigned and you.  This letter shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

B-2

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

CASABLANCA SPECIAL OPPORTUNITIES FUND I, LLC

	By:	/s/ Douglas Taylor
Name: Douglas Taylor
Title: Chief Executive Officer

Agreed to and accepted as
of the date first written above:

/s/ Donald G. Drapkin
Name: Donald G. Drapkin

B-3

Casablanca Special Opportunities Fund I, LLC
c/o Casablanca Capital LLC
450 Park Avenue, Suite 1403
New York, New York 10022

February 10, 2011

Arthur Becker
c/o Madison Partners
654 Madison Avenue, Suite 1601
New York, NY 10065

Dear Mr. Becker:

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") of Casablanca Special Opportunities Fund I, LLC (the "Nominating Party"), to stand for election as a director of Mentor Graphics Corporation ("Mentor") in connection with a proxy solicitation (the "Proxy Solicitation") to be conducted by the undersigned and certain related parties in respect of the 2011 annual meeting of stockholders of Mentor expected to be held on May 12, 2011 (including any adjournment or postponement thereof or any special meeting held in lieu thereof, the "Annual Meeting").  You further agree to serve as a director of Mentor if elected.  The undersigned agrees on behalf of the Nominating Party to pay the costs of the Proxy Solicitation.

You understand that it may be difficult, if not impossible, to replace a nominee who, such as yourself, has agreed to serve on the Slate and, if elected, as a director of Mentor if such nominee later changes his mind and determines not to serve on the Slate or, if elected, as a director of Mentor.  Accordingly, the undersigned is relying upon your agreement to serve on the Slate and, if elected, as a director of Mentor.  In that regard, you are being supplied with a questionnaire (a "Questionnaire") in which you will provide the undersigned with information necessary for the Nominating Party to make appropriate disclosure to Mentor and for the undersigned to use in creating the proxy materials to be sent to stockholders of Mentor and filed with the Securities and Exchange Commission in connection with the Proxy Solicitation.  You agree that (i) you will promptly complete and sign the Questionnaire and return it to the person indicated therein, and (ii) your responses in the Questionnaire will be true, complete and correct in all respects.  In addition, you agree that, concurrently with your execution of this letter, you will execute and return to the person indicated in the Questionnaire the attached instrument confirming that you consent to being nominated for election as a director of Mentor and, if elected, consent to serving as a director of Mentor.  Upon being notified that we have chosen you, we may forward your consent and completed Questionnaire (or summaries thereof) to Mentor, and we may at any time, in our discretion, disclose such information, as well as the existence and contents of this letter.

B-4

The undersigned agrees on behalf of the Nominating Party that, so long as you actually serve on the Slate, the undersigned will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Mentor on the Slate.  Your right of indemnification hereunder shall continue after the Annual Meeting has taken place but only for events that occurred prior to the Annual Meeting and subsequent to the date hereof.  Anything to the contrary herein notwithstanding, the undersigned is not indemnifying you for any action taken by you or on your behalf that occurs prior to the date hereof or subsequent to the conclusion of the Proxy Solicitation or such earlier time as you are no longer a nominee on the Slate for election to Mentor's Board of Directors or for any actions taken by you as a director of Mentor, if you are elected.

Nothing herein shall be construed to provide you with indemnification (i) if you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Solicitation unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; (ii) if you acted in a manner that constitutes gross negligence or willful misconduct; or (iii) if you provided false or misleading information, or omitted material information, in the Questionnaire or otherwise in connection with the Proxy Solicitation.  You shall promptly notify the undersigned in writing in the event of any third-party claims actually made against you or known by you to be threatened if you intend to seek indemnification hereunder in respect of such claims.  In addition, with respect to any such claim, the undersigned shall be entitled to control your defense with counsel chosen by the undersigned, which shall be reasonably acceptable to you.  If the undersigned fails to hire counsel with respect to any such claim, you may hire counsel for your defense at the expense of the undersigned.  The undersigned shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent.  However, the undersigned may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Mentor all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duties, as applicable, to Mentor and to the stockholders of Mentor and, as a result, that there is, and can be, no agreement between you and the undersigned that governs the decisions which you will make as a director of Mentor.

This letter sets forth the entire agreement between the undersigned and you as to the subject matter contained herein, and cannot be amended, modified or terminated except by a writing executed by the undersigned and you.  This letter shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

B-5

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

CASABLANCA SPECIAL OPPORTUNITIES FUND I, LLC

	By:	/s/ Douglas Taylor
Name: Douglas Taylor
Title: Chief Executive Officer

Agreed to and accepted as
of the date first written above:

/s/ Arthur Becker
Name: Arthur Becker

B-6

Casablanca Special Opportunities Fund I, LLC
c/o Casablanca Capital LLC
450 Park Avenue, Suite 1403
New York, New York 10022

February 10, 2011

Michael Barr
c/o 2KDirect, Inc.
399 Park Avenue, 11th Floor
New York, NY 10022

Dear Mr. Barr:

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") of Casablanca Special Opportunities Fund I, LLC (the "Nominating Party"), to stand for election as a director of Mentor Graphics Corporation ("Mentor") in connection with a proxy solicitation (the "Proxy Solicitation") to be conducted by the undersigned and certain related parties in respect of the 2011 annual meeting of stockholders of Mentor expected to be held on May 12, 2011 (including any adjournment or postponement thereof or any special meeting held in lieu thereof, the "Annual Meeting").  You further agree to serve as a director of Mentor if elected.  The undersigned agrees on behalf of the Nominating Party to pay the costs of the Proxy Solicitation.

You understand that it may be difficult, if not impossible, to replace a nominee who, such as yourself, has agreed to serve on the Slate and, if elected, as a director of Mentor if such nominee later changes his mind and determines not to serve on the Slate or, if elected, as a director of Mentor.  Accordingly, the undersigned is relying upon your agreement to serve on the Slate and, if elected, as a director of Mentor.  In that regard, you are being supplied with a questionnaire (a "Questionnaire") in which you will provide the undersigned with information necessary for the Nominating Party to make appropriate disclosure to Mentor and for the undersigned to use in creating the proxy materials to be sent to stockholders of Mentor and filed with the Securities and Exchange Commission in connection with the Proxy Solicitation.  You agree that (i) you will promptly complete and sign the Questionnaire and return it to the person indicated therein, and (ii) your responses in the Questionnaire will be true, complete and correct in all respects.  In addition, you agree that, concurrently with your execution of this letter, you will execute and return to the person indicated in the Questionnaire the attached instrument confirming that you consent to being nominated for election as a director of Mentor and, if elected, consent to serving as a director of Mentor.  Upon being notified that we have chosen you, we may forward your consent and completed Questionnaire (or summaries thereof) to Mentor, and we may at any time, in our discretion, disclose such information, as well as the existence and contents of this letter.

B-7

The undersigned agrees on behalf of the Nominating Party that, so long as you actually serve on the Slate, the undersigned will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Mentor on the Slate.  Your right of indemnification hereunder shall continue after the Annual Meeting has taken place but only for events that occurred prior to the Annual Meeting and subsequent to the date hereof.  Anything to the contrary herein notwithstanding, the undersigned is not indemnifying you for any action taken by you or on your behalf that occurs prior to the date hereof or subsequent to the conclusion of the Proxy Solicitation or such earlier time as you are no longer a nominee on the Slate for election to Mentor's Board of Directors or for any actions taken by you as a director of Mentor, if you are elected.

Nothing herein shall be construed to provide you with indemnification (i) if you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Solicitation unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; (ii) if you acted in a manner that constitutes gross negligence or willful misconduct; or (iii) if you provided false or misleading information, or omitted material information, in the Questionnaire or otherwise in connection with the Proxy Solicitation.  You shall promptly notify the undersigned in writing in the event of any third-party claims actually made against you or known by you to be threatened if you intend to seek indemnification hereunder in respect of such claims.  In addition, with respect to any such claim, the undersigned shall be entitled to control your defense with counsel chosen by the undersigned, which shall be reasonably acceptable to you.  If the undersigned fails to hire counsel with respect to any such claim, you may hire counsel for your defense at the expense of the undersigned.  The undersigned shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent.  However, the undersigned may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Mentor all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duties, as applicable, to Mentor and to the stockholders of Mentor and, as a result, that there is, and can be, no agreement between you and the undersigned that governs the decisions which you will make as a director of Mentor.

This letter sets forth the entire agreement between the undersigned and you as to the subject matter contained herein, and cannot be amended, modified or terminated except by a writing executed by the undersigned and you.  This letter shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

B-8

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

CASABLANCA SPECIAL OPPORTUNITIES FUND I, LLC

	By:	/s/ Douglas Taylor
Name: Douglas Taylor
Title: Chief Executive Officer

Agreed to and accepted as
of the date first written above:

/s/ Michael Barr
Name: Michael Barr

B-9

ANNEX C

Information about the Nominees

Name:                    Donald G. Drapkin

Age:                      62

Business              450 Park Avenue, Suite 1403
Address:              New York, NY 10022

Mr. Drapkin has been a principal of the Casablanca Special Opportunities Fund I, LLC and a member of the management committee and Chairman of Casablanca Capital LLC since April 2010. Mr. Drapkin was Vice Chairman of Lazard International, and Chairman of Lazard’s Investment Committee from May 2007 until April 2010. He was also Vice Chairman of the Board of MacAndrews & Forbes Holdings and various of its affiliates from March 1987 to April 2007. Prior to this, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He began his career as an attorney with the law firm of Cravath, Swaine & Moore. Over the course of his 40-year career, Mr. Drapkin has been an advisor and a principal in numerous significant securities transactions and business combinations.

Mr. Drapkin has also previously served on the Board of Directors of several public companies, including: as a director of Playboy Enterprises, from July 1997 until April 2007; as a director of Revlon, Inc. and Revlon Consumer Products Corporation, from their respective formations in 1992 until April 2007; as Chairman of SIGA Technologies, Inc., from April 2001 until May 2007; as a director of Anthracite Capital, Inc., from March 1998 until April 2007; as a director of Nephros, Inc., from its inception in 1997 until April 2007; and as a director Sapphire Industrials Corp. from October 2007 until January 2010.  He also served as the Co-Chairman of the New York Special Olympics Annual Metro Tournaments. Mr. Drapkin currently serves on the Board of Trustees of Brandeis University and the Board of Directors of the Lincoln Center Theater, and is a member of the Dean’s Council of Columbia Law School.  Based on his extensive finance and investment experience, we believe he is qualified to serve as a director of the Company.

C-1

Name:                   Arthur Becker

Age:                      60

Business              Madison Partners
Address:              654 Madison Avenue, Suite 1601
          New York, New York 10065

Mr. Becker has served as a director of NaviSite, Inc. ("NaviSite"), a provider of information technology hosting, outsourcing and professional services, since September 2002. From February 2003 until March 2010, Mr. Becker served as NaviSite’s President and from February 2003 until August 2010, he served as NaviSite’s Chief Executive Officer.  Since 1999, Mr. Becker has also been the managing member of Madison Technologies LLC, an investment fund that is focused on technology and telecommunications companies and since 2010, Mr. Becker has served as the operating partner of Madison Partners, LLC, an advisory services firm.  Based on his extensive finance, investment and technology industry experience, including his executive role at NaviSite, we believe he is qualified to serve as a director of the Company.

C-2

Name:                    Michael Barr

Age:                      46

Business              2KDirect, Inc.
Address:              399 Park Avenue, 11th Floor
             New York, New York 10022

Mr. Barr has been an investment banker and entrepreneur since 1987.  Mr. Barr is currently the Chief Executive Officer of 2KDirect, Inc., a start-up company that has built an automated platform to streamline online display advertising in scale under the name iPromote.com, since 2007.  Previously, Mr. Barr was a Managing Director specializing in Mergers and Acquisitions in the technology, consumer and industrial sectors, at Rothschild, Inc., the North American investment banking business of NM Rothschild & Sons Ltd., from 2003 through 2007.  Mr. Barr was a Managing Director in Mergers and Acquisitions at Robertson Stephens, Inc., a leading technology-focused investment bank owned by FleetBoston Financial, Inc., from 2000 to 2002; and, Managing Director in technology Mergers and Acquisitions at CIBC World Markets, Inc., the U.S. subsidiary of the Canadian Imperial bank of Commerce, from 1998 to 2000.  Based on his experience in the finance, investment and technology industries, we believe he is qualified to serve as a director of the Company.

.

C-3

ANNEX D

Written Consent of Each Nominee

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of Mentor Graphics Corporation (the "Company") in the proxy statement and proxy card to be filed with the Securities and Exchange Commission (the "SEC") and distributed to stockholders of the Company by Casablanca Special Opportunities Fund I, LLC and certain of its affiliates and other persons (collectively, "Casablanca") and in other materials in connection with the solicitation of proxies by Casablanca from stockholders of the Company to be voted at the 2011 Annual Meeting of Stockholders of the Company (including any adjournment or postponement thereof or any special meeting held in lieu thereof), and further consents to serving as a director of the Company, if elected.

Dated: February 10, 2011

/s/ Donald G. Drapkin
Donald G. Drapkin

D-1

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of Mentor Graphics Corporation (the "Company") in the proxy statement and proxy card to be filed with the Securities and Exchange Commission (the "SEC") and distributed to stockholders of the Company by Casablanca Special Opportunities Fund I, LLC and certain of its affiliates and other persons (collectively, "Casablanca") and in other materials in connection with the solicitation of proxies by Casablanca from stockholders of the Company to be voted at the 2011 Annual Meeting of Stockholders of the Company (including any adjournment or postponement thereof or any special meeting held in lieu thereof), and further consents to serving as a director of the Company, if elected.

Dated: February 10, 2011

/s/ Arthur Becker
Arthur Becker

D-2

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of Mentor Graphics Corporation (the "Company") in the proxy statement and proxy card to be filed with the Securities and Exchange Commission (the "SEC") and distributed to stockholders of the Company by Casablanca Special Opportunities Fund I, LLC and certain of its affiliates and other persons (collectively, "Casablanca") and in other materials in connection with the solicitation of proxies by Casablanca from stockholders of the Company to be voted at the 2011 Annual Meeting of Stockholders of the Company (including any adjournment or postponement thereof or any special meeting held in lieu thereof), and further consents to serving as a director of the Company, if elected.

Dated: February 10, 2011

/s/ Michael Barr
Michael Barr

D-3

ANNEX E

Two year transaction history of each Participant in Company Securities

The following tables set forth all transactions in Common Stock of the Company effected during the past two years by each of the Participants, as applicable.  Unless otherwise noted, all such transactions were effected in the open market with the personal or corporate funds of the respective Participant.  The Shares are held in either cash accounts or margin accounts in the ordinary course of business, and otherwise, no part of the purchase price or market value of such Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, except for the funds obtained by Casablanca Special Opportunities and the Managed Accounts obtained for the purpose of acquiring or holding such securities.

Casablanca Special Opportunities Fund I, LLC

Trade Date	Amount Purchased (Sold)	Price per Share ($)

11/10/2010	18,000	$11.00
11/11/2010	16,464	$10.90
11/12/2010	4,739	$11.28
11/15/2010	5,923	$11.22
11/16/2010	14,428	$11.17
11/17/2010	55,464	$11.09
11/18/2010	2,806	$11.18
11/19/2010	33,394	$11.29
11/22/2010	34,665	$11.19
11/23/2010	27,151	$11.14
11/24/2010	6,928	$11.15
11/29/2010	22,782	$11.35
11/30/2010	17,519	$11.12
12/1/2010	668	$11.19

E-1

12/2/2010	6,140	$11.51
12/3/2010	220	$11.64
12/6/2010	9,310	$11.67
12/7/2010	10,302	$11.99
12/8/2010	13,887	$11.96
12/9/2010	11,122	$11.97
12/10/2010	8,475	$11.98
12/13/2010	19,524	$12.00
12/14/2010	16,257	$11.98
12/15/2010	5,460	$11.98
12/16/2010	16,246	$11.96
12/17/2010	10,680	$11.96
12/31/2010	210	$11.99
1/4/2011	24,297	$12.00
1/5/2011	17,356	$11.97
1/6/2011	39,598	$11.96
1/7/2011	29,674	$11.99
1/10/2011	1,043	$11.98
1/19/2011	17,144	$11.95
1/20/2011	4,659	$12.41
1/24/2011	15,586	$12.41
1/25/2011	19,819	$12.26
1/26/2011	1,871	$12.22
1/31/2011	8,162	$12.49
2/2/2011	5,710	$12.72

E-2

Casablanca Managed Accounts

Trade Date	Amount Purchased (Sold)	Price per Share ($)

11/24/2010	2,309	$11.15
11/29/2010	7,594	$11.35
11/30/2010	5,840	$11.12
12/1/2010	223	$11.19
12/2/2010	2,046	$11.51
12/3/2010	73	$11.64
12/6/2010	3,103	$11.67
12/7/2010	3,160	$11.99
12/7/2010	1,896	$11.99
12/8/2010	4,260	$11.96
12/8/2010	2,556	$11.96
12/9/2010	3,412	$11.97
12/9/2010	2,047	$11.97
12/10/2010	2,600	$11.98
12/10/2010	1,560	$11.98
12/13/2010	5,989	$12.00
12/13/2010	3,593	$12.00
12/14/2010	4,987	$11.98
12/14/2010	2,992	$11.98
12/15/2010	1,675	$11.98

E-3

12/15/2010	1,005	$11.98
12/16/2010	4,983	$11.96
12/16/2010	2,990	$11.96
12/17/2010	3,276	$11.96
12/17/2010	1,966	$11.96
12/31/2010	64	$11.99
12/31/2010	39	$11.99
1/4/2011	7,453	$12.00
1/4/2011	4,472	$12.00
1/4/2011	373	$12.00
1/4/2011	373	$12.00
1/5/2011	5,324	$11.97
1/5/2011	3,194	$11.97
1/5/2011	266	$11.97
1/5/2011	266	$11.97
1/6/2011	12,147	$11.96
1/6/2011	7,288	$11.96
1/6/2011	607	$11.96
1/6/2011	607	$11.96
1/7/2011	9,103	$11.99
1/7/2011	5,462	$11.99
1/7/2011	455	$11.99
1/7/2011	455	$11.99
12/7/2010	1,074	$11.99
12/8/2010	1,447	$11.96

E-4

12/9/2010	1,160	$11.97
12/10/2010	884	$11.98
12/13/2010	2,036	$12.00
12/14/2010	1,696	$11.98
12/15/2010	569	$11.98
12/16/2010	1,694	$11.96
12/17/2010	1,114	$11.96
12/31/2010	22	$11.99
1/4/2011	1,788	$12.00
1/5/2011	1,278	$11.97
1/6/2011	2,916	$11.96
1/7/2011	2,185	$11.99
1/10/2011	77	$11.98
1/19/2011	1,262	$11.95
1/20/2011	343	$12.41
1/24/2011	1,147	$12.41
1/25/2011	1,459	$12.26
1/26/2011	138	$12.22
1/31/2011	601	$12.49
2/2/2011	420	$12.72

E-5

Donald Drapkin

Trade Date	Amount Purchased (Sold)	Price per Share ($)

12/7/2010	1,074	$11.99
12/8/2010	1,447	$11.96
12/9/2010	1,160	$11.97
12/10/2010	884	$11.98
12/13/2010	2,036	$12.00
12/14/2010	1,696	$11.98
12/15/2010	569	$11.98
12/16/2010	1,694	$11.96
12/17/2010	1,114	$11.96
12/31/2010	22	$11.99
1/4/2011	1,788	$12.00
1/5/2011	1,278	$11.97
1/6/2011	2,916	$11.96
1/7/2011	2,185	$11.99
1/10/2011	77	$11.98
1/19/2011	1,262	$11.95
1/20/2011	343	$12.41
1/24/2011	1,147	$12.41
1/25/2011	1,459	$12.26
1/26/2011	138	$12.22
1/31/2011	601	$12.49
2/2/2011	420	$12.72
2/9/2011	100	$14.08

E-6

AIMCo

Trade Date	Amount Purchased (Sold)	Price per Share ($)

11/11/2010	164,636	$11.28
11/12/2010	47,389	$11.22
11/15/2010	59,228	$11.17
11/16/2010	144,282	$11.09
11/17/2010	554,647	$11.18
11/18/2010	28,065	$11.29
11/19/2010	333,936	$11.19
11/22/2010	346,646	$11.14
11/23/2010	271,509	$11.15
11/24/2010	69,278	$11.35
11/29/2010	227,812	$11.12
11/30/2010	175,189	$11.19
12/1/2010	6,682	$11.51
12/2/2010	61,393	$11.64
12/3/2010	2,194	$11.67
12/6/2010	93,098	$11.99
12/7/2010	94,972	$11.96
12/8/2010	128,022	$11.97
12/9/2010	102,535	$11.98
12/10/2010	78,137	$12.00
12/13/2010	179,274	$11.98

E-7

12/14/2010	149,876	$11.98
12/15/2010	50,134	$11.96
12/16/2010	149,173	$11.96
12/17/2010	98,069	$11.99
12/31/2010	1,930	$12.00
1/4/2011	223,110	$11.97
1/5/2011	158,784	$11.96
1/6/2011	301,287	$11.99
1/7/2011	225,783	$11.98
1/10/2011	7,936	$11.95
1/19/2011	157,424	$12.41
1/20/2011	42,870	$12.41
1/24/2011	143,421	$12.26
1/25/2011	181,992	$12.22
1/26/2011	17,191	$12.49
1/31/2011	74,945	$12.72
2/2/2011	52,433	$12.86

Element Fund

Trade Date	Amount Purchased (Sold)	Price per Share ($)

11/9/2010	36,200	$11.00

E-9

EXHIBIT 2

ALL SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CASABLANCA SPECIAL OPPORTUNITIES FUND I, LLC, CASABLANCA CAPITAL I LLC, CASABLANCA CAPITAL LLC, DONALD G. DRAPKIN, DOUGLAS TAYLOR, FRANCISCO D'AGOSTINO, ELEMENT MULTI STRATEGY FUND LTD., ELEMENT CAPITAL ADVISORS LTD., HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF ALBERTA AS REPRESENTED BY ALBERTA INVESTMENT MANAGEMENT CORPORATION, ARTHUR BECKER AND MICHAEL BARR (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT THE 2011 ANNUAL MEETING OF SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

In addition to Mr. Drapkin, the following individuals, as intended or potential nominees for election as director of the Issuer, are anticipated to be, or may be deemed to be, potential participants in the potential solicitation of proxies: Mr. Arthur Becker, a citizen of the United States and Mr. Michael Barr, a citizen of the United States.  Messrs. Becker and Barr are sometimes herein referred to collectively as the "Additional Nominees", and the Additional Nominees together with Mr. Drapkin are sometimes herein referred to collectively as the "Nominees".

The Casablanca Participants, the Element Participants, AIMCo and the Additional Nominees are hereinafter collectively (without duplication) referred to as the "Participants".

BENEFICIAL OWNERSHIP OF SHARES:

As of February 10, 2011 Mr. Drapkin may be deemed the beneficial owner of 771,762 Shares, or 0.7% of the outstanding Shares.

The Casablanca Participants beneficially owned an aggregate of 808,062 Shares, constituting approximately 0.7% of the Shares outstanding.  Mr. Becker and Mr. Barr do not own any Shares.

The Casablanca Participants, the Element Participants and AIMCo may be deemed to have formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act.  Collectively, the group may be deemed to have voting control over a combined 5.5% of the Shares. However, each of the Casablanca Participants (other than Mr. D'Agostino) expressly disclaims beneficial ownership of the Shares beneficially owned by the Element Participants, each of the Casablanca Participants expressly disclaims beneficial ownership of the Shares beneficially owned by AIMCo, each of the Element Participants (other than Mr. D'Agostino) expressly disclaims beneficial ownership of the Shares beneficially owned by the Casablanca Participants and AIMCo, and AIMCo expressly disclaims beneficial ownership of the Shares beneficially owned by the Casablanca Participants and the Element Participants.

The aggregate number and percentage of Shares reported herein is 6,013,344 common shares of the Issuer, constituting approximately 5.5% of the 109,672,191 Shares outstanding as of December 3, 2010, as reported in the Issuer's 10-Q filed with the Securities and Exchange Commission on December 10, 2010.

The Nominees have each entered into a nominee agreement pursuant to which the Casablanca Fund and certain related parties have agreed to pay the costs of soliciting proxies in connection with the Issuer's 2011 annual meeting of shareholders, and to defend and indemnify each of Messrs. Drapkin, Becker or Barr (as applicable) against, and with respect to, any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the board of directors of the Issuer and the solicitation of proxies in support of their election.

The Nominees do not receive any compensation under the nominee agreements and will not receive any compensation from the Casablanca Fund or such parties' affiliates for their services as directors of the Issuer if elected.  If elected, the Nominees will be entitled to such compensation from the Issuer as is consistent with the Issuer's past practices for services of non-employee directors.

In addition to the above, employees of the Participants may assist in the solicitation of proxies and will receive no additional consideration therefor and any persons nominated by the Participants for director of the Issuer at the 2011 annual meeting of shareholders will, when identified, constitute additional participants in the solicitation.

EXHIBIT 3

Media Contacts
Sard Verbinnen & Co
Andrew Cole, 212-687-8080
Matt Benson, 415-618-8750

CASABLANCA CAPITAL NOMINATES THREE DIRECTORS
FOR ELECTION TO MENTOR GRAPHICS BOARD

New York, NY– February 14, 2011 – Casablanca Capital LLC (“Casablanca”) today announced that it has notified Mentor Graphics Corporation (NASDAQ: MENT) of its intention to nominate a slate of three highly qualified individuals with extensive finance, investment and technology experience for election to Mentor’s Board of Directors at the Company’s 2011 Annual Meeting of Shareholders to be held on May 12, 2011. The nominees are Donald Drapkin, Arthur Becker and Michael Barr.

“The Mentor Board’s manipulation of the timing and disclosure of Mentor’s annual meeting is an entrenchment mechanism hostile to shareholders and has left us no choice but to nominate directors to the Board who we know will act in the best interests of all shareholders,” said Douglas Taylor, Chief Executive Officer of Casablanca Capital.  “The company’s questionable corporate governance and inefficient business practices and operations have reduced shareholder confidence in the management and the Board and have eroded shareholder value.  We believe the Board, whose current directors have an average tenure of more than 11 years, needs new directors with the experience and capabilities to oversee positive changes at the company and who will engage in open and constructive dialogue with shareholders.  Our highly qualified nominees will work on behalf of all shareholders to improve profitability and enhance shareholder value.”

Director Nominee Biographies

Donald Drapkin: Mr. Drapkin has been a principal of Casablanca Special Opportunities Fund I, LLC and a member of the management committee and Chairman of Casablanca Capital LLC since April 2010. Mr. Drapkin was Vice Chairman of Lazard International and Chairman of Lazard’s Investment Committee from May 2007 until April 2010. He previously spent 20 years as Vice Chairman of the Board of MacAndrews & Forbes Holdings and various of its affiliates.  Earlier in his career, Mr. Drapkin was a partner at Skadden, Arps, Slate, Meagher & Flom LLP. Over the course of his 40-year career, Mr. Drapkin has been an advisor and a principal in numerous significant securities transactions and business combinations.  He has also served as a Director of a number of public companies, including Playboy Enterprises and Revlon, Inc. He currently serves on the Board of Trustees of Brandeis University and the Board of Directors of the Lincoln Center Theater, and is a member of the Dean’s Council of Columbia Law School.

Arthur Becker: Mr. Becker has served as a director since 2002 of NaviSite, Inc., a provider of information technology hosting, outsourcing and professional services.  He was Chief Executive Officer of NaviSite from 2003 until 2010.  In addition, since 1999, Mr. Becker has been the managing member of Madison Technologies LLC, an investment fund focused on technology and telecommunications companies, and since 2010 has also been operating partner of Madison Partners, LLC, an advisory services firm.

Michael Barr: Mr. Barr is an entrepreneur with extensive investment banking experience.  He is currently Chief Executive Officer of 2KDirect, Inc., a start-up company that has built an automated platform to streamline online display advertising in scale under the name iPromote.com, since 2007.  From 2003 to 2007, Mr. Barr was a Managing Director specializing in Mergers and Acquisitions in the technology, consumer and industrial sectors at Rothschild, Inc., the North American investment banking business of N.M. Rothschild & Sons Ltd.  From 2000 to 2002, he was a Managing Director in Mergers and Acquisitions at Robertson Stephens, Inc., a leading technology-focused investment bank owned by FleetBoston Financial, Inc.  From 1998 to 2000, he was a Managing Director in technology Mergers and Acquisitions at CIBC World Markets, Inc., the U.S. subsidiary of the Canadian Imperial Bank of Commerce.

Casablanca Capital LLC is a research driven investment manager which, on behalf of its affiliated funds, managed accounts, certain investment advisory clients and funds under common control with Donald Drapkin beneficially own more than 6 million Mentor Graphics common shares, or approximately 5.5% of the outstanding shares.

ALL SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CASABLANCA SPECIAL OPPORTUNITIES FUND I, LLC, CASABLANCA CAPITAL I LLC, CASABLANCA CAPITAL LLC, DONALD G. DRAPKIN, DOUGLAS TAYLOR, FRANCISCO D'AGOSTINO, ELEMENT MULTI STRATEGY FUND LTD., ELEMENT CAPITAL ADVISORS LTD., HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF ALBERTA AS REPRESENTED BY ALBERTA INVESTMENT MANAGEMENT CORPORATION, ARTHUR BECKER AND MICHAEL BARR (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT THE 2011 ANNUAL MEETING OF SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN EXHIBIT 2 TO THE SCHEDULE 14A FILED BY THE PARTICIPANTS WITH THE SEC ON FEBRUARY 8, 2011 AND EXHIBIT 2 TO THE SCHEDULE 14A FILED WITH THE SEC BY THE PARTICIPANTS ON FEBRUARY 14, 2011.  THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.